Exhibit 99.27

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
2283247 CANADA INC.	Calgary/Canada	100,0
3099351 CANADA INC.	Calgary/Canada	100,0
A/O BAYER	Moscow/Russian Federation	100,0
AgrEvo Benelux BV	Haren/Netherlands	100,0
AgrEvo South Africa (Pty) Ltd.	Isando/South Africa	100,0
Asia Sunseeds Co. Ltd.	Beijing/PR China	60,0
Avantcoat S.L.	Barcelona/Spain	100,0
Aventis CropScience China Limited	Quarry Bay/Hong Kong	100,0
Bayer (China) Limited	Beijing/PR China	100,0
Bayer (Malaysia) Sdn. Bhd.	Kuala Lumpur/Malaysia	100,0
Bayer (Proprietary) Limited	Isando/South Africa	100,0
Bayer (Schweiz) AG	Zurich/Switzerland	100,0
Bayer (Sichuan) Animal Health Co. Ltd.	Sichuan/PR China	70,0
Bayer 04 Immobilien GmbH	Leverkusen/Germany	100,0
Bayer 04 Leverkusen Fußball GmbH	Leverkusen/Germany	100,0
Bayer 04 Mobilien GmbH	Leverkusen/Germany	100,0
Bayer A/S	Lyngby/Denmark	100,0
Bayer AB	Gothenburg/Sweden	100,0
Bayer ABS Limited	Baroda/India	51,0
Bayer ACI Limited	Cambridge/United Kingdom	100,0
Bayer ACSH Limited	Cambridge/United Kingdom	100,0
Bayer AEH Limited	Cambridge/United Kingdom	100,0
Bayer AGCO Limited	Cambridge/United Kingdom	100,0
Bayer Agriculture Limited	Cambridge/United Kingdom	100,0
Bayer Antwerpen N.V.	Antwerp/Belgium	100,0
Bayer AS	Oslo/Norway	100,0
Bayer Australia Limited	Pymble/Australia	99,9
Bayer Austria Gesellschaft m.b.H.	Vienna/Austria	100,0
Bayer B.V.	Mijdrecht/Netherlands	100,0
Bayer Beteiligungsverwaltungsgesellschaft mbH	Leverkusen/Germany	100,0
Bayer Biologicals S.r.l.	Milan/Italy	100,0
Bayer BioScience GmbH	Potsdam/Germany	100,0
Bayer BioScience N.V.	Ghent/Belgium	100,0
Bayer Bitterfeld GmbH	Greppin/Germany	100,0
Bayer Bulgaria EOOD	Sofia/Bulgaria	100,0
Bayer Business Services GmbH	Leverkusen/Germany	100,0
Bayer Business Solutions GmbH	Leverkusen/Germany	100,0
Bayer Canadian Holdings Inc.	Toronto/Canada	100,0
Bayer Capital Corporation B.V.	Mijdrecht/Netherlands	100,0
Bayer Chemicals AG	Leverkusen/Germany	100,0
Bayer Chemicals Corporation	Pittsburgh/USA	100,0
Bayer Coatings Systems Shanghai Co. Ltd.	Beijing/PR China	100,0
Bayer Corn Seeds SA	Lyon/France	100,0
Bayer Corporate and Business Services LLC	Pittsburgh/USA	100,0
Bayer Corporation	Pittsburgh/USA	100,0
Bayer Cotton Seed International Inc.	North Carolina/USA	51,0
Bayer CropScience (Malaysia) Sdn Bhd	Kuala Lumpur/Malaysia	100,0
Bayer CropScience (Portugal)-Produtos para a Agricultura Lda	Carnaxide/Portugal	100,0
Bayer CropScience (Private) Limited	Karachi/Pakistan	75,5
Bayer CropScience (Thailand) Company Limited	Bangkok/Thailand	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bayer CropScience Aktiengesellschaft	Monheim/Germany	100,0
Bayer CropScience B.V.	Mijdrecht/Netherlands	100,0
Bayer CropScience Beteiligungsgesellschaft mbh	Frankfurt/Germany	100,0
Bayer CropScience Cotton Pty Ltd	East Hawthorn/Australia	100,0
Bayer CropScience d.o.o. (Slovenia)	Ljubljana/Slovenia	100,0
Bayer CropScience Deutschland GmbH	Langenfeld/Germany	100,0
Bayer CropScience France S.A.S.	Lyon/France	100,0
Bayer CropScience GmbH	Frankfurt/Germany	100,0
Bayer CropScience Hangzhou Company Ltd.	Hangzhou/PR China	75,0
Bayer CropScience Hellas SA	Athens/Greece	100,0
Bayer CropScience Holding Inc.	North Carolina/USA	100,0
Bayer CropScience Holding SA	Lyon/France	100,0
Bayer CropScience Holdings	Cambridge/United Kingdom	100,0
Bayer CropScience Holdings Inc.	Calgary/Canada	100,0
Bayer CropScience Holdings Pty Ltd	East Hawthorn/Australia	100,0
Bayer CropScience Inc.	Calgary/Canada	100,0
Bayer CropScience Inc.	Triangle Park/USA	100,0
Bayer CropScience K.K.	Tokyo/Japan	100,0
Bayer CropScience Limited	Cambridge/United Kingdom	100,0
Bayer CropScience Limited	Mumbai/India	71,1
Bayer CropScience LLC	Triangle Park/USA	100,0
Bayer CropScience LLP	Astana/Kazakhstan	100,0
Bayer CropScience LP	Triangle Park/USA	100,0
Bayer CropScience Ltd.	Seoul/South Korea	100,0
Bayer CropScience Ltda.	Sao Paulo/Brazil	100,0
Bayer CropScience Nufarm Limited	Cambridge/United Kingdom	75,0
Bayer CropScience Nufarm SA	Lyon/France	100,0
Bayer CropScience Pty Limited	East Hawthorn/Australia	100,0
Bayer CropScience s.a.-n.v.	Brussels/Belgium	100,0
Bayer CropScience S.L.	Valencia/Spain	100,0
Bayer CropScience S.r.l.	Milan/Italy	100,0
Bayer Cropscience SA	Bogota/Colombia	100,0
Bayer CropScience SA	Lyon/France	100,0
Bayer CropScience Taiwan Ltd.	Taipei/Taiwan	100,0
Bayer CropScience Vermögensverwaltungsgesellschaft mbH	Leverkusen/Germany	100,0
Bayer CropScience, Inc.	Laguna/Philippines	100,0
Bayer d.o.o.	Belgrade/Serbia/Montenegro	100,0
BAYER d.o.o.	Zagreb/Croatia	100,0
Bayer de México, S.A. de C.V.	Mexico/Mexico	100,0
Bayer Diagnostics Betriebsverpachtungs-GmbH	Fernwald/Germany	100,0
Bayer Diagnostics Europe Ltd.	Dublin/Ireland	100,0
Bayer Diagnostics India Limited	Baroda/India	51,0
Bayer Diagnostics Manufacturing (Sudbury) Limited	Newbury/United Kingdom	100,0
Bayer Diagnostics Manufacturing Limited	Newbury/United Kingdom	100,0
Bayer Diagnostics Manufacturing Limited	Swords/Ireland	100,0
Bayer Diagnostics S.A.S.	Puteaux/France	99,9
Bayer Diagnostics S.r.l.	Milan/Italy	100,0
Bayer East Africa Ltd.	Nairobi/Kenya	51,7
Bayer Environmental Science S.A.S.	Lyon/France	100,0
Bayer Far East Service Company Limited	Hong Kong	96,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bayer Finance Corporation	Wilmington/USA	100,0
Bayer Finance S.A.	Luxembourg	100,0
Bayer Foreign Sales Corporation	Bridgetown/Barbados	100,0
Bayer Gastronomie GmbH	Leverkusen/Germany	100,0
Bayer Gesellschaft für Beteiligungen mbH	Leverkusen/Germany	100,0
Bayer Guangyi Panel Co. Ltd.	Beijing/PR China	92,3
Bayer HealthCare AG	Leverkusen/Germany	100,0
Bayer Healthcare Co. Ltd.	Beijing/PR China	100,0
Bayer HealthCare Limited	Hong Kong	100,0
Bayer HealthCare LLC	Pittsburgh/USA	100,0
Bayer Hellas AG	Athens/Greece	100,0
Bayer Hispania, S.A.	Barcelona/Spain	100,0
BAYER HUNGARIA Kft.	Budapest/Hungary	100,0
Bayer Ilac Fabrikalari Anonim Sireti	Istanbul/Turkey	99,9
Bayer Inc.	Etobicoke/Canada	100,0
Bayer Industry Services GmbH & Co. OHG	Leverkusen/Germany	100,0
Bayer Innovation GmbH	Leverkusen/Germany	100,0
Bayer International Comm.V.	Antwerp/Belgium	100,0
Bayer International S.A.	Fribourg/Switzerland	99,7
Bayer Iranchemie AG	Tehran/Iran	99,7
Bayer Jinling Polyurethane Company Ltd.	Beijing/PR China	55,0
Bayer Kimya Üretim ve Hizmet Limited Sirketi	Istanbul/Turkey	99,8
Bayer Korea Ltd.	Seoul/South Korea	100,0
Bayer Limited	Swords/Ireland	100,0
Bayer Ltd.	Kiew/Ukraina	99,9
Bayer Ltd.	Tokyo/Japan	100,0
Bayer Maghreb S.A.	Casablanca/Marocco	99,8
Bayer MaterialScience AG	Leverkusen/Germany	100,0
Bayer MaterialScience Customer Services GmbH & Co. KG	Leverkusen/Germany	100,0
Bayer MaterialScience Limited	Hong Kong	100,0
Bayer MaterialScience LLC	Pittsburgh/USA	100,0
Bayer MaterialScience Private Limited	New Delhi/India	100,0
Bayer MaterialScience S.r.l.	Milan/Italy	100,0
Bayer Medical Ltd.	Tokyo/Japan	100,0
Bayer Middle East, Ltd.	Cairo/Egypt	93,0
Bayer New Zealand Limited	Auckland/New Zeeland	100,0
Bayer Oy	Espoo/Finland	100,0
Bayer Pakistan (Private) Limited	Karachi/Pakistan	99,9
Bayer Panama, S.A.	Ciudad de Panama/Panama	100,0
Bayer Pharma d.o.o.	Ljubljana/Slovenia	100,0
Bayer Pharma Maroc S.A.	Casablanca/Marocco	49,0 *)
Bayer Pharma S.A.S.	Puteaux/France	99,9
Bayer Pharmaceuticals Corporation	West Haven/USA	100,0
Bayer Pharmaceuticals Private Limited	Mumbai/India	100,0
Bayer Philippines, Inc.	Laguna/Philippines	100,0
Bayer Polimeros S.L.	Barcelona/Spain	100,0
Bayer Polychem (India) Limited	Thane/India	100,0
Bayer Polymers Shanghai Co. Ltd.	Shanghai/PR China	90,0
Bayer Polyols S.N.C.	Puteaux/France	100,0
Bayer Polyurethanes (Shanghai) Co. Ltd.	Shanghai/PR China	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bayer Polyurethanes B.V.	Rotterdam/Netherlands	100,0
Bayer Polyurethanes Taiwan Ltd.	Taipei/Taiwan	94,9
Bayer Portugal, S.A.	Carnaxide/Portugal	99,9
Bayer Public Limited Company	Newbury/United Kingdom	100,0
Bayer Puerto Rico Inc.	Guaynabo/Puerto Rico	100,0
Bayer S.A.	Asuncion/Paraguay	93,3
Bayer S.A.	Bogota/Colombia	99,9
Bayer S.A.	Buenos Aires/Argentina	99,9
Bayer S.A.	Caracas/Venezuela	100,0
Bayer S.A.	Colón/Panama	100,0
Bayer S.A.	Guatemala City/Guatemala	99,9
Bayer S.A.	Lima/Peru	94,9
Bayer S.A.	Managua/Nicaragua	100,0
Bayer S.A.	Quito/Ecuador	100,0
Bayer S.A.	San José/Costa Rica	100,0
Bayer S.A.	San Salvador/El Salvador	100,0
Bayer S.A.	Santiago de Chile/Chile	100,0
Bayer S.A.	Santo Domingo/Dominican Republic	99,9
Bayer S.A.	Sao Paulo/Brazil	99,9
Bayer S.A. de C.V.	Tegucigalpa/Honduras	99,6
Bayer S.A.-N.V.	Brussels/Belgium	99,9
Bayer S.A.S.	Puteaux/France	99,9
Bayer S.p.A.	Milan/Italy	100,0
BAYER s.r.o.	Prague/Czech Republic	100,0
Bayer SA	Montevideo/Uruguay	100,0
Bayer Sante S.A.S.	Puteaux/France	99,9
Bayer Seeds Ltda.	Patos de Minas/Brazil	100,0
Bayer Sewon Ltd.	Kimhae-city/Republic Korea	100,0
Bayer Sheet Europe GmbH	Darmstadt/Germany	100,0
Bayer Sheet Europe N.V.	Tielt/Belgium	100,0
Bayer Sheet Europe S.p.A.	Milan/Italy	90,0
Bayer South East Asia Pte Ltd.	Singapore	100,0
BAYER SP.Z.O.O.	Warsaw/Poland	100,0
Bayer Taiwan Company Ltd.	Taipei/Taiwan	99,9
Bayer Technology Service (Shanghai) Co. Ltd.	Shanghai/PR China	100,0
Bayer Technology Services GmbH	Leverkusen/Germany	100,0
Bayer Thai Company Limited	Bangkok/Thailand	99,9
Bayer Türk Kimya Sanayi Limited Sirketi	Istanbul/Turkey	99,9
Bayer UK Limited	Newbury/United Kingdom	100,0
Bayer Vietnam Ltd.	Lot/Vietnam	100,0
Bayer Vital GmbH	Leverkusen/Germany	100,0
Bayer Yakuhin, Ltd.	Osaka/Japan	100,0
Bayer, spol. s.r.o.	Bratislava/Slovakia	100,0
Bayer-Handelsgesellschaft mbH	Leverkusen/Germany	100,0
Bayer-Kaufhaus GmbH	Leverkusen/Germany	100,0
Bayer-Roche LLC	Morris Township/USA	100,0
Bayfin GmbH	Leverkusen/Germany	100,0
BAYPO Limited Partnership	Wilmington/USA	100,0
BaySystems Iberia, S.L.	Tarragona/Spain	100,0
BCS Tianjin Company Ltd.	Tianjin/PR China	73,8

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bilag Industries Private Ltd.	Gujarat/India	91,2
Biogenetic Technologies BV	Rotterdam/Netherlands	100,0
BIPPO Corporation	Wilmington/USA	100,0
Borchers France S.A.	Castres/France	99,9
Borchers GmbH	Langenfeld/Germany	100,0
CaseTech GmbH & Co. KG	Bomlitz/Germany	100,0
Chemie-Beteiligungsaktiengesellschaft	Glarus/Switzerland	100,0
Chemion Logistik GmbH	Leverkusen/Germany	100,0
Company 113 Corporation	Springfield/USA	100,0
Cooper Land Company of New Jersey, Inc.	Tarrytown/USA	100,0
Corporación Bonima S.A. de C.V.	Ilopango/El Salvador	99,1
C-Qentec Diagnostics Pty. Ltd.	Epping/Australia	100,0
Cropsa Ltda.	Bogota/Colombia	99,9
CROPSA S.A.C.	Lima/Peru	100,0
Deerfield Urethane, Inc.	South Deerfield/USA	100,0
Deltapur S.p.A.	Mussolente/Italy	100,0
Dorlastan Fibers & Monofil GmbH	Dormagen/Germany	100,0
Dorlastan Fibers LLC	South Carolina/USA	100,0
Drugofa GmbH	Cologne/Germany	100,0
DuBay Polymer GmbH	Hamm/Germany	50,0
DYNEVO GmbH	Leverkusen/Germany	100,0
DyStar Holding Company	Wilmington/USA	100,0
EPUREX Films GmbH & Co. KG	Bomlitz/Germany	100,0
Erste K-W-A Beteiligungsgesellschaft mbH	Leverkusen/Germany	100,0
EUROPIGMENTS, S.L.	Vilasar Mar/Spain	52,0
Euroservices Bayer GmbH	Leverkusen/Germany	100,0
Euroservices Bayer S.L.	Barcelona/Spain	100,0
Generics Holding GmbH	Leverkusen/Germany	100,0
genoptera LLC	South San Francisco/USA	60,0
Gesellschaft für Wohnen und Gebäudemanagement mbH	Leverkusen/Germany	99,6
Gigas Grundstücks-Vermietungs-GmbH & Co., Objekt Monheim KG	Düsseldorf/Germany	95,0
Gustafson LLC	Plano/USA	100,0
GVW Garnveredlungswerke GmbH	Goch/Germany	99,9
H. C. Starck (Thailand) Company Limited	Rayong/Thailand	95,0
H. C. Starck GmbH	Goslar/Germany	99,9
H. C. Starck Inc.	Newton/USA	100,0
H.C. Starck (West Horndon) Ltd.	Essex/United Kingdom	100,0
H.C. Starck Ceramics GmbH & Co. KG	Selb/Germany	100,0
H.C. Starck Hermsdorf GmbH	Hermsdorf/Germany	100,0
H.C. Starck Hermsdorf Vermögensverwaltungs-GmbH & Co. KG	Hermsdorf/Germany	100,0
H.C. Starck Holding Inc.	Ohio/USA	100,0
H.C. Starck Ltd.	Wiltshire/United Kingdom	100,0
H.C. Starck-V TECH Ltd.	Tokyo/Japan	100,0
Hennecke GmbH	Leverkusen/Germany	100,0
Hild Samen GmbH	Marbach/Germany	100,0
Hybrid Rice International Pvt. Ltd.	Gurgaon/India	100,0
IAB Ionenaustauscher GmbH Bitterfeld	Greppin/Germany	100,0
ISL-Chemie GmbH & Co. KG	Kürten/Germany	100,0
KG III Augusta Grundstücksverwaltungsgesellschaft mbH & Co.	Mainz/Germany	49,0 +)
KVK Stefes Agro A/S	Copenhagen/Denmark	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
KVP Pharma+Veterinär-Produkte GmbH	Kiel/Germany	100,0
LANXESS (Pty) Ltd.	Isando/South Africa	100,0
LANXESS (Thailand) Company Limited	Rayong/Thailand	100,0
LANXESS (Wuxi) Chemicals Co. Ltd.	Wuxi/PR China	100,0
LANXESS Accounting GmbH	Leverkusen/Germany	100,0
LANXESS AG	Leverkusen/Germany	100,0
LANXESS B.V.	Ede/Netherlands	100,0
LANXESS Belgien GmbH	Leverkusen/Germany	100,0
LANXESS Buna GmbH	Marl/Germany	100,0
LANXESS Chemical (Shanghai) Company Limited	Shanghai/PR China	100,0
LANXESS Chemicals S.L.	Barcelona/Spain	100,0
LANXESS Corporation	Pittsburgh/USA	100,0
LANXESS Deutschland GmbH	Leverkusen/Germany	100,0
LANXESS Distribution GmbH	Cologne/Germany	100,0
LANXESS Elastomeres SAS	Lillebonne/France	99,9
LANXESS Emulsion Rubber S.A.S.	Puteau Cedex/France	100,0
LANXESS Europe GmbH & Co. KG	Leverkusen/Germany	100,0
LANXESS Holding Hispania, S.L.	Barcelona/Spain	100,0
LANXESS HONG KONG LIMITED	Hong Kong	100,0
LANXESS INC	Sarnia/Canada	100,0
LANXESS India Private Limited	New Delhi/India	100,0
LANXESS Industria de Produtos Quimicos e Plasticos Ltda	Sao Paulo/Brazil	100,0
LANXESS International SA	Fribourg/Switzerland	100,0
LANXESS International Trading Shanghai Co. Ltd.	Shanghai/PR China	100,0
LANXESS K.K.	Tokyo/Japan	100,0
LANXESS Kautschuk GmbH	Dormagen/Germany	100,0
LANXESS Limited	Newbury/United Kingdom	100,0
LANXESS Mining (Proprietary) Limited	Isando/South Africa	100,0
LANXESS N.V.	Antwerp/Belgium	100,0
LANXESS Pte. Ltd.	Singapore	100,0
LANXESS Pty. Ltd.	Pymble/Australia	100,0
LANXESS Rubber N.V.	Zwijndrecht/Belgium	100,0
LANXESS S.A.	Buenos Aires/Argentina	100,0
LANXESS S.A. de C.V.	Mexico/Mexico	100,0
LANXESS S.A.S.	Puteaux/France	99,8
LANXESS S.r.l.	Milan/Italy	100,0
LANXESS Shanghai Pigments Co. Ltd.	Shanghai/PR China	100,0
LANXESS Styrenics, S.L.	Tarragona/Spain	100,0
LANXESS Yaxing Chemical (Weifang) Company Ltd.	Weifang/PR China	55,0
Laserlite Australia Pty. Ltd.	Pymble/Australia	100,0
Mediterranean Seeds Ltd.	Zio/Israel	100,0
MultiPUR S.A.S.U.	Puteaux/France	99,9
Novochem 2000, S.A.	Alcantarilla/Spain	54,9
Nunhems Chile S.A.	Santiago de Chile/Chile	100,0
Nunhems do Brasil Comercio de Sementes Ltda	Campinas/Brazil	100,0
Nunhems Mag Holland Kft.	Szolnok/Hungary	100,0
Nunhems Mexico S.A. de C.V.	Queretaro/Mexico	99,0
Nunhems Nasiona SpolKa z.o.o.	Poznan/Poland	100,0
Nunhems Seeds Private Ltd.	Haryana/India	100,0
Nunhems Semillas SA	Valencia/Spain	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(1) Companies included in the consolidated statements (Art. 294 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Nunhems Tohumculuk Limited Sirketi	Antalya/Tukey	100,0
Nunhems USA, Inc.	Morgan Hill/USA	100,0
Nunhems Zaden B.V.	Nunhems/Netherlands	100,0
Nunza B.V.	Nunhems/Netherlands	100,0
OOO Bayer CropScience	Moscow/Russia	100,0
Pallas Versicherung Aktiengesellschaft	Leverkusen/Germany	100,0
pbi Home & Garden Limited	Enfield/United Kingdom	100,0
Pharbenia S.r.l.	Milan/Italy	100,0
Plant Gentics System International NV	Den Haag/Netherlands	100,0
Proagro Seed Company Pvt. Ltd.	Gurgaon/India	100,0
Probis GmbH	Bomlitz/Germany	100,0
PT Bayer Indonesia	Jakarta/Indonesia	98,5
PT Bayer Kimia Farmasindo	Jakarta/Indonesia	100,0
PT Bayer Urethanes Indonesia	Jakarta/Indonesia	99,9
Química Farmacéutica Bayer, S.A.	Barcelona/Spain	100,0
Rhein Chemie (Qingdao) Co. Limited	Qing Dao/PR China	90,0
Rhein Chemie Corporation	Trenton/USA	100,0
Rhein Chemie Japan Ltd.	Tokyo/Japan	100,0
Rhein Chemie Rheinau GmbH	Mannheim/Germany	100,0
SC Bayer SRL	Bucuresti/Romania	100,0
Semences Nunhems SARL	Soucelles/France	100,0
Sementi Nunhems Srl.	Sr. Agata/Italy	100,0
Sheffield Plastics Inc.	Sheffield/USA	100,0
Société de Conditionnement Bayer S.A.R.L.	Marle-sur-Serre/France	99,9
Sportrechte Vermarktungs- und Verwertungs-GmbH & Co. oHG	Leverkusen/Germany	100,0
STWB Inc.	New York/USA	100,0
Sumika Bayer Urethane Co., Ltd.	Amagasaki/Japan	60,0
Sunseeds Holding Ltd.	Port Louis/Mauritius	100,0
Suomen Tectrade Oy	Turku/Finland	100,0
Sybron Chemical Holdings Inc.	Wilmington/USA	100,0
Sybron Chemical Industries Nederland B.V.-EDE	Ede/Netherlands	100,0
Sybron Chemicals Holdings B.V.	Ede/Netherlands	100,0
Sybron Chemicals Inc.	New Jersey/USA	100,0
Sybron Chemicals International Holdings Ltd.	London/United Kingdom	100,0
Sybron Kimyasal Ürünler Ticaret Limited Sirketi	Besiktas Istanbul/Turkey	100,0
Tectrade A/S	Otterup/Denmark	100,0
TravelBoard GmbH	Leverkusen/Germany	100,0
UIM Agrochemicals Pty. Ltd.	East Hawthorn/Australia	100,0
UIM Consolidated Ltd.	East Hawthorn/Australia	100,0
Viterion TeleHealthcare LLC	Tarrytown/USA	51,0
Wolff Cellulosics GmbH & Co. KG	Bomlitz/Germany	100,0
Wolff Walsrode Aktiengesellschaft	Walsrode/Germany	100,0
Zweite K-W-A Beteiligungsgesellschaft mbH	Leverkusen/Germany	100,0

+)	voting-right different from effective interest

*)	under uniform control of Bayer AG

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(2) Joint ventures consolidated on a pro rate basis (Art. 310 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Bayer-Shell Isocyanates N.V.	Antwerp/Belgium	50,0
BayOne Urethane Systems LLC	St. Louis/USA	50,0
Chrome International South Africa (Pty) Ltd	Newcastle/South Africa	50,0
Exatec, LLC	Wilmington/USA	50,0
INDURISK RÜCKVERSICHERUNG AG	Luxembourg	50,0

Investments in subsidiaries and other companies
(acc. to Art. para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(3) Non-consolidated subsidiaries included at their equity values (Art. 312 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Aerovance, Inc.	Berkeley/USA	19,8
DIC Bayer Polymer Ltd.	Tokyo/Japan	50,0
GE Bayer Silicones GmbH & Co. KG	Erkrath/Germany	49,9
GE Bayer Silicones Verwaltungs-GmbH	Erkrath/Germany	49,9
Gebr. Borchers AG	Goslar/Germany	100,0
H.C.S.T. Corp.	New York/USA	100,0
Lyondell Bayer Manufacturing Maasvlakte VOF	Rotterdam/Netherlands	50,0
Miles, S.A. Guatemala Branch	Guatemala City/Guatemala	100,0
Palthough Industries (1998) Ltd.	Kibbuz Ramat Yochanan/Israel	20,0
PO JV, LP	Delaware/USA	42,7
Polygal Plastics Industries Ltd.	Kibbuz Ramat Hashofet/Israel	25,8

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(4) Subsidiaries not included in the consolidated financial statements (Art. 296 GCC)

		Effective
		interest
Name of the company	Place of business	in %
1. BBSV GmbH	Leverkusen/Germany	100,0
1. BCheV GmbH	Leverkusen/Germany	100,0
1. BCrSV GmbH	Leverkusen/Germany	100,0
1. BPOV GmbH	Leverkusen/Germany	100,0
2. BHCV GmbH	Leverkusen/Germany	100,0
Abuakwa Formulation Plant Limited	Kumasi/Ghana	51,0
AF Personalpartner GmbH	Bomlitz/Germany	81,5
Agreva GmbH	Frankfurt/Germany	100,0
AgrEvo (Thailand) Limited	Bangkok/Thailand	99,9
AgrEvo East Africa Ltd.	Nairobi/Kenya	100,0
AgrEvo Middle East (Cyprus) Ltd.	Limassol/Cyprus	100,0
AgrEvo Tanzania Ltd.	Dar es Salaam/Tanzania	100,0
AgrEvo Verwaltungsgesellschaft mbH	Frankfurt/Germany	100,0
Ausbildungsinitiative Rheinland GmbH	Leverkusen/Germany	100,0
Aventis CropScience Boliviana Ltda.	Santa Cruz de la Sierra/Bolivia	100,0
Aventis CropScience Honduras SA de CV	Tegucigalpa/Honduras	100,0
Aventis CropScience Malawi Ltd.	Blantyre/Malawi	100,0
Baycare S.r.l.	Milan/Italy	100,0
Baydiag Ltda.	Sao Paulo/Brazil	100,0
Bayer ACP Limited	Cambridge/United Kingdom	99,0
Bayer Algerie S.P.A.	El Biar Alger/Algeria	79,6
Bayer Animal Health (Pty) Ltd.	Isando/South Africa	100,0
Bayer CropScience (OHQ) (Malaysia) Sdn Bhd	Kuala Lumpur/Malaysia	100,0
Bayer CropScience Cameroun SARL	Douala/Cameroon	100,0
Bayer CropScience Cote D’Ivoire SA	Abidjan/Cote d’Ivoire	99,8
Bayer CropScience Ireland Limited	Swords/Ireland	100,0
Bayer CropScience Ltd.	Dhaka/Bangladesh	60,0
Bayer CropScience SA	Panama City/Panama	100,0
Bayer CropScience Seeds Pty Ltd	Toowoomba/Australia	100,0
Bayer CropScience Superannuation Pty. Ltd.	East Hawthorn/Australia	100,0
Bayer CropScience Zimbabwe (Private) Limited	Harare/Zimbabwe	100,0
Bayer Environmental Health (Malaysia) Sdn Bhd	Kuala Lumpur/Malaysia	100,0
Bayer Environmental Health Singapore Private Limited	Singapore	100,0
Bayer Generikaprodukte GmbH	Leverkusen/Germany	100,0
Bayer HealthCare S.r.l.	Milan/Italy	100,0
Bayer Industry Services Geschäftsführungs-GmbH	Leverkusen/Germany	100,0
Bayer International Service G.m.b.H.	Leverkusen/Germany	100,0
Bayer Kenya Ltd.	Nairobi/Kenya	100,0
Bayer Laboratories Limited	Bangkok/Thailand	99,7
Bayer M&BE Limited	Cambridge/United Kingdom	100,0
Bayer MaterialScience CustomerServicesGeschäftsführungs-GmbH	Leverkusen/Germany	100,0
Bayer Mining Holdings (Pty) Ltd.	Isando/South Africa	100,0
Bayer Namibia (Proprietary) Limited	Windhoek/Namibia	100,0
Bayer Pharma d.o.o.	Zagreb/Croatia	100,0
Bayer Pharma d.o.o. Sarajevo	Sarajevo/Bosnia and Herzegovina	100,0
Bayer SH Limited	Cambridge/United Kingdom	91,7
Bayer Verwaltungsgesellschaft für Anlagevermögen m.b.H.	Leverkusen/Germany	99,9
Bayer Zimbabwe (Private) Limited	Harare/Zimbabwe	100,0
BAYHEALTH S.L.	Barcelona/Spain	100,0
Bayropharm Medica, S.L.	Barcelona/Spain	100,0
BAYROPHARM S.L.	Barcelona/Spain	100,0
BCS (Private) Limited	Karachi/Pakistan	100,0

+)	voting-right different from effective interest

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(4) Subsidiaries not included in the consolidated financial statements (Art. 296 GCC)

		Effective
		interest
Name of the company	Place of business	in %
BCS CR s.r.o.	Brno/Czech Republic	100,0
BCS Romania Srl	Bucharest/Romania	100,0
BCS S.A.	Navarrete/Dominican Republic	99,9
BCS, S.A.	San Jose/Costa Rica	100,0
Burrill Agbio Capital Fund Annex Limited Partnership	Wilmington/USA	76,2
Burrill Agbio Capital Fund II, Limited Partnership	Wilmington/USA	99,0
Burrill Agbio Capital Fund Limited Partnership	Wilmington/USA	76,2
Cambridge Animal & Public Health Ltd.	Cambridge/United Kingdom	99,0
CaseTech Geschäftsführungs-GmbH	Walsrode/Germany	100,0
CENTROFARMA — Indústria e Comércio de Produtos Farmacéuticos, Lda.	Carnaxide/Portugal	100,0
Chemdyes Pakistan (Private) Limited	Karachi/Pakistan	99,9
Chemische Fabrik Altherzberg GmbH	Goslar/Germany	100,0
Chemische Fabriken Oker und Braunschweig AG	Goslar/Germany	97,8
Comercial Andinas Ltda.	Casablancam/Chile	99,7
Comercial Farmacéutica Interamericana, S.A.	San José/Costa Rica	100,0
Comercial Interamericana, S.A.	Guatemala City/Guatemala	100,0
Comercial Interamericana, S.A.	Santo Domingo/Dominican Republic	100,0
Comercial Interamericana, S.A. de C.V.	Tegucigalpa/Honduras	100,0
Corp. Farmaceutica Interamericana, S.A.	Managua/Nicaragua	100,0
CropScience Tanzania Limited	Arusha/Tanzania	100,0
CropScience Uganda Limited	Kampala/Uganda	100,0
Dritte BV GmbH	Leverkusen/Germany	100,0
DV Dämmstoffe GmbH	Leverkusen/Germany	100,0
Ehrfeld Mikrotechnik BTS GmbH i.G.	Wendelsheim/Germany	100,0
EPUREX Films Geschäftsführungs-GmbH	Walsrode/Germany	100,0
Farbenfabriken Bayer GmbH	Leverkusen/Germany	100,0
Farmaco Ltda.	Sao Paulo/Brazil	93,5
FBC Industrial Chemical Ltd.	Cambridge/United Kingdom	100,0
FBC Overseas Holdings Ltd.	Cambridge/United Kingdom	99,0
GENUS Grundstücks- und Vermietungsgesellschaft mbH & Co.KG	Düsseldorf/Germany	95,0
Gerhard Peter GmbH	Bomlitz/Germany	100,0
GP Grenzach Produktions GmbH	Leverkusen/Germany	100,0
GVC Gesellschaft für Venture Capital Beteiligungen mbH	Leverkusen/Germany	100,0
H.C. Starck AB	Helsingborg/Sweden	100,0
H.C. Starck Ceramics Geschäftsführungs-GmbH	Selb/Germany	100,0
H.C. Starck Hermsdorf Vermögensverw. Geschäftsführungs GmbH	Hermsdorf/Germany	100,0
Hennecke-Maruka Asia Pte Ltd	Singapore	60,0
Immobilière Avenue Louise et Rue de Livourne S.A.	Brussels/Belgium	100,0
Innovative Dutch Electro Ceramics Pilot Production B.V.	Petten/Netherlands	63,5
ISL-Chemie Geschäftsführungs-GmbH	Leverkusen/Germany	100,0
Job@ctive GmbH	Leverkusen/Germany	100,0
Kyrgyz Agra Investment Company Ltd.	Nicosia/Cyprus	61,4
LANXESS Europe Geschäftsführungs-GmbH	Leverkusen/Germany	100,0
Milborrow Animal Health (Proprietary) Limited	Isando/South Africa	100,0
Mincape (Pty) Ltd.	Isando/South Africa	100,0
Mineracao Comisa Ltda.	Sao Paulo/Brazil	99,9
Mineraçâo Cromina Ltda.	Sao Paulo/Brazil	100,0
Molypress Deutschland GmbH	Hermsdorf/Germany	100,0
Myanmar Aventis CropScience Ltd.	Yangon/Myanmar	100,0
Pau Seeds Inc.	Boone/USA	100,0
PharmAgro GmbH	Leverkusen/Germany	100,0
Previbayer Sociedade de Previdencia Privada	Sao Paulo/Brazil	100,0

+)	voting-right different from effective interest

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(4) Subsidiaries not included in the consolidated financial statements (Art. 296 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Proagro Hybrid International Ltd.	Mumbai/India	100,0
Químicas Unidas S.A.	Habana/Cuba	100,0
Reldy Ltd.	Cambridge/United Kingdom	100,0
Rhone-Poulenc (Caribbean) Ltd.	Kingston/Jamaica	100,0
Rhone-Poulenc Agro (Thailand) Company Limited	Bangkok/Thailand	99,5
Sedagri Ltd.	Cambridge/United Kingdom	100,0
Société Civile Immobilière de l’Immeuble Bayer	Puteaux/France	80,0
Société Immobilière DISTRI, S.A.	Puteaux/France	100,0
Stapleford Services Ltd.	Cambridge/United Kingdom	99,0
Stefes Import/Export GmbH	Kerpen/Germany	100,0
Suberit Kork GmbH	Mannheim/Germany	100,0
Sybron Chemicals UK Ltd.	Oldham/United Kingdom	100,0
Trustee of the CropScience Pension Fund Ltd.	Cambridge/United Kingdom	100,0
TWINAGRO LIMITED	Newbury/United Kingdom	100,0
Vapeltar, A.I.E.	Barcelona/Spain	60,0
Vierte BV GmbH	Leverkusen/Germany	100,0
Visible Genetics B.V.	Amsterdam/Netherlands	100,0
Visible Genetics Israel Ltd.	Tel Aviv/Israel	100,0
Visible Genetics UK Ltd.	Buckinghamshire/United Kingdom	100,0
W. Hawley & Son Limited	Newbury/United Kingdom	100,0
Whiffen Chemicals Ltd.	Cambridge/United Kingdom	100,0
Wolff Cellulosics Geschäftsführungs-GmbH	Walsrode/Germany	100,0
ZAO Rhone-Poulenc AO	Moscow/Russian Federation	100,0

+)	voting-right different from effective interest

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(5) Associated companies not included at their equity values (Art. 311 para. 2 GCC)

		Effective
		interest
Name of the company	Place of business	in %
Axxam Srl	Milan/Italy	24,5
BAYDEG Kautschukchemikalien GmbH	Leverkusen/Germany	50,0
Bayer DAS (Private) Limited	Karachi/Pakistan	50,0
Bayer IMSA, S.A. de C.V.	Mistras/Mexico	50,0
Bayer Unterstützungskasse GmbH	Leverkusen/Germany	100,0
BaySecur GmbH	Leverkusen/Germany	49,0
BaySports-Travel GmbH	Leverkusen/Germany	50,0
Bioregion Halle-Leipzig Management GmbH	Halle/Germany	24,0
BÜFA Polyurethane GmbH & Co. KG	Oldenburg/Germany	50,0
BÜFA Polyurethane Verwaltungs GmbH	Oldenburg/Germany	100,0
Burrill Nutraceuticals Capital Fund Limited Partnership	Wilmington/USA	33,0
Canadian Electronic Powders Corp.	Pointe-Claire/Canada	29,0
CMPA	Beziers/France	25,0
Coopers Environmental Health Pty Ltd.	Pomona Gardens/South Africa	30,0
Cotton Growers Services Pty. Ltd.	Wee Waa/Australia	50,0
DISALFARM, S.A.	Barcelona/Spain	33,3
Eigenjagd Logemann/Wolff GbR	Walsrode/Germany	45,5
EMP-Estrusione Materiali Plastici S.A.	Stabio/Switzerland	42,2
ESAR SA	Paris/France	49,8
Exatec Geschäftsführungs-GmbH	Bergisch Gladbach/Germany	100,0
Exatec GmbH & Co. KG	Bergisch Gladbach/Germany	50,0
Farmanet S.A.	Buenos Aires/Argentina	20,0
Faserwerke Hüls GmbH	Marl/Germany	50,0
GE Bayer Silicones B.V.	Bergen op Zoom/Netherlands	100,0
GE Bayer Silicones Holding GmbH	Leverkusen/Germany	100,0
GE Bayer Silicones S.r.l.	Milan/Italy	100,0
Gigas Grundstücks-Vermietungsgesellschaft mbH	Düsseldorf/Germany	20,0
Ginger GmbH	Ludwigshafen/Germany	22,0
Gründer- und Innovationszentrum Leverkusen GmbH	Leverkusen/Germany	25,0
Hidrax Ltda.	Taboao da Serra/Brazil	39,0
Konsortium Hennecke GmbH, W+K Industrie Technik GmbH&Co. GbR	Sankt Augustin/Germany	50,0
Kyrghyz Agro Investment	Bishkek/Kirgisistan	51,0
Millenium Materials Technologies Fund II Ltd.	Tel Aviv/Israel	20,0
Omnexus N.V.	Amsterdam/Netherlands	22,0
PharmaNetics, Inc	Morrisville/USA	21,8
PYCO SA	Mont de Marsan/France	47,0
Quimidroga Plasticos, S.A.	Barcelona/Spain	40,0
Sauerstoff- und Stickstoffrohrleitungsgesellschaft mbH	Krefeld/Germany	50,0
Schein Pharmaceutical Canada, Inc.	Toronto/Canada	50,0
Solavista GmbH & Co. KG	Potsdam/Germany	50,0
Solavista Verwaltungs GmbH	Potsdam/Germany	50,0
SuNyx GmbH	Leverkusen/Germany	35,9
Teijin-Bayer Polytec Ltd.	Tokyo/Japan	50,0
Tribel Trat de Resid Indust B Roxo S/A	Belford Roxo/Brazil	50,0
Wenkem SA (Proprietary) Limited	Midrand/South Africa	24,9

Investments in subsidiaries and other companies
(acc. to Art. 313 para. 2 German Commercial Code <GCC>)
Dec. 31, 2004
(6) Other material interests

		Effective
		interest
Name of company	Place of business	in %
CuraGen Corporation	West Haven/USA	6,4
LION Bioscience AG	Heidelberg/Germany	11,3